MESSAGE FROM THE PRESIDENT

Dear Shareholder:

Webster defined mania as "excessive or unreasonable enthusiasm." This definition certainly applies to the speculative bubble that overtook so many individual and professional investors during the booming 1990's. Unfortunately, as the decade wore on hordes of investors let their guard down and they have paid a price. Over $7 trillion in shareholder wealth has vanished since the first quarter of 2000.

History documents that the bigger a bubble gets and the longer it lasts, the greater the misalignment of management and shareholder interests. Only when the bubble bursts does this become apparent. When it does, bankruptcies rise, layoffs mount, outraged investors demand government intervention, whistle-blowers multiply, and investigative reporters compete for Pulitzer prizes.

Despite all the negative media coverage, the overwhelming preponderance of public corporations and their executives play by the rules. Capitalism can perform its wealth creation and capital formation functions only if trust, integrity, and transparency are present. Moreover, United States living standards would not be the envy of the free world if fraud were running rampant.

Corporations prefer self-regulation to government regulation. As a result, many self-cleansing processes are already underway. In addition, corporate executives are keenly aware that the stock market can be the harshest disciplinarian of all. The pain it dishes out is quick, severe and long lasting.

Throughout the bubble years and its aftermath, from the dot-com hype through the period immediately following the tragedies of September 11 and up to the present, the M.S.B. Fund, Inc., investment management team has not wavered from and has continued to adhere to its investment philosophy of creating shareholder value by investing only in companies that are believed to have the potential of generating rising cash flow and/or earnings over time. In the belief that these types of companies should perform well in up markets but retain more of their value in down markets than other companies.

Although the S&P 500, the Dow Jones Industrial Average and the Nasdaq Composite declined 13.16%, 9.00% and 23.00%, respectively, for the first six months ending June 30, 2002, the M.S.B. Fund faired better. It declined only 6.12%. The Fund's returns for the one-, five- and ten-year periods ending June 30, 2002 were -2.63%, +8.23% and +12.57%, respectively. If a shareholder had invested $10,000 in the Fund at inception in 1964 and reinvested all capital gains and distributions in the Fund, the investment would have grown to $555,508 by June 30, 2002.

During economic reversals and stock market downdrafts, fear and uncertainty can displace logic and reason. Some investors freeze, and others want out at any price. Savvy long-term investors recognize, however, that the price of a share of stock does not always reflect the true "business" or "intrinsic value" of a company. During emotional times, attractive long-term buying opportunities can arise for investors that incorporate solid investment principles in their security selection process.

Finally, I would be remiss if I did not take this opportunity to acknowledge the fine record our portfolio management team of John McCabe, Mark Trautman and Chris Remo has delivered over the last decade. As of June 30, 2002 not only has the M.S.B. Fund, Inc. been awarded the coveted Five Stars from Morningstar, Inc.*, the leading mutual fund performance rating corporation for its overall track record, the Fund has also been awarded Five Stars for its three-, five- and ten-year performance results, as well.

Sincerely,

/s/ Joseph R. Ficalora
Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with the Lipper Large Capitalization Core Funds Average, which is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                                                                         AVERAGE ANNUAL TOTAL RETURN
                                                                 PERIODS ENDING JUNE 30, 2002(1)(unaudited)
                                                                ---------------------------------------------
                                                                  Year          One         Five        Ten
                                                                To Date         Year        Years      Years
                                                                -------         ----        -----      -----
M.S.B. Fund, Inc............................................     (6.12)%       (2.62)%      8.23%      12.57%
Lipper Large Capitalization Core Funds Average..............    (12.36)%      (17.15)%      3.30%      10.17%
Standard & Poor's 500 Composite Stock Price Index...........    (13.16)%      (17.99)%      3.66%      11.43%
Dow Jones Industrial Average................................     (6.91)%      (10.31)%      5.53%      13.15%

* The ratings shown above are as of 6/30/02 Copyright 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

    For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive two stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. The M.S.B. Fund was rated against the following time periods: 927 funds in the last three years, 573 funds in the last five years, and 179 funds in the last ten years. With respect to these Large Blend funds, the M.S.B. Fund received a Morningstar Rating of 5 stars for the three-, five-, and ten-year periods. Past performance is no guarantee of future results.

(1) Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Data for the Lipper Large Capitalization Core Funds Average, the S&P 500 and DJIA are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses. Average annual total returns are stated for periods greater than one year.

Footnote 1: The Nasdaq composite index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as the National Market System traded foreign common stocks and American Depository Receipts.

Footnote 2: Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Footnote 3: The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole.

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The M.S.B. Fund's net asset value per share on June 30, 2002 was $17.63 versus $18.78 on December 31, 2001. The Fund's total return for the six-month period ending June 30, 2002 was -6.12%. For comparison purposes, the six-month total return as of June 30, 2002 for the Lipper Large Capitalization Core Funds Average was -13.66%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

The M.S.B. Fund was ranked in the top 3% of the Lipper Large Capitalization Core Funds Average for the six-month period ending June 30, 2002. It was also ranked #1 in the category for the 1 and 2-year periods ending June 30, 2002 and ranked in the top 1%, 2% and 7% for the 3, 5 and 10-year periods ending June 30, 2002 respectively.

Our portfolio has benefited on a relative basis due to our investments in the consumer, financial and industrial sectors as well as our avoidance during the last six-month period of the technology, telecommunication and utilities sectors. Our desire to invest in companies with solid financial strength, sustainable business models and good management has helped mitigate the recent decline that has occurred in the equity markets over the past few months. Our focus on fundamental analyses, coupled with a sensitivity toward valuation, has steered us away from ownership of companies with high leverage, little or no earnings, and questionable management. A vast majority of these companies have experienced significant declines after investor euphoria for them evaporated.

Investor confidence has been weakened by the collapse of the technology bubble and overall decline in equity prices as well as corruption. As the stock market has declined over the past few months, our portfolio companies have not been immune from decline. Although we have experienced a contraction in the value of our securities, that decline reflects primarily the more conservative price-earnings multiples currently prevailing in the equity market. We continue to believe that the fundamentals of our portfolio companies remain strong.

After this wave of corporate corruption subsides, and with continued improvement on the economic front, we believe that investor confidence will return and valuations of equity portfolios such as ours will improve. It may take time for investor sentiment to improve. In the interim, our focus will remain on the fundamentals with an understanding that over the long-term appropriate valuations generally follow. During times of investor uncertainty and market volatility, the long-term investor is usually well rewarded. We believe that the M.S.B. Fund is well positioned in this market environment and that valuations are very attractive at current prices.

During the first six months of the year we added three new securities to the portfolio, Electronic Data Systems, General Electric and Pfizer. All of these companies have strong long-term fundamental outlooks and were available at favorable prices in our opinion. We also eliminated two holdings, Gap and Sherwin Williams, due to weakening fundamentals in the case of Gap and valuation in the case of Sherwin Williams. An insignificant position in JM Smucker, which we received in a spin off from Procter & Gamble, was also eliminated.

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS 95.9%

  SHARES                                           VALUE
  ------                                           -----
             ADVERTISING 3.1%
    70,000   Interpublic Group of Cos.,
               Inc. ..........................  $ 1,733,200
             BANKS 2.3%
    15,000   M & T Bank Corp. ................    1,286,400
             BEVERAGES NON-ALCOHOLIC 5.6%
    55,000   Coca-Cola Co. ...................    3,080,000
             BUILDING PRODUCTS -- RETAIL/
               WHOLESALE 3.3%
    50,000   Home Depot, Inc. ................    1,836,500
             COMMERCIAL SERVICES 3.6%
    40,000   Cintas Corp. ....................    1,977,200
             COMPUTER SOFTWARE & SERVICES 9.3%
    40,000   Automatic Data Processing,
               Inc. ..........................    1,742,000
    40,000   Electronic Data Systems Corp. ...    1,486,000
    35,000   Microsoft Corp.*.................    1,914,500
                                                -----------
                                                  5,142,500
             CONSUMER NON-DURABLE 4.0%
    25,000   Procter & Gamble Co. ............    2,232,500
             DISTRIBUTOR-CONSUMER PRODUCTS
               4.2%
    85,000   Sysco Corp. .....................    2,313,700
             ELECTRICAL EQUIPMENT 4.8%
    20,000   Emerson Electric Co. ............    1,070,200
    55,000   General Electric Co. ............    1,597,750
                                                -----------
                                                  2,667,950
             ELECTRONICS & SEMICONDUCTORS 2.0%
    60,000   Intel Corp. .....................    1,096,200

COMMON STOCKS, CONTINUED


  SHARES                                           VALUE
  ------                                           -----
             FINANCIAL SERVICES 10.4%
    55,000   American Express Co. ............  $ 1,997,600
    30,000   Freddie Mac......................    1,836,000
    45,000   State Street Corp. ..............    2,011,500
                                                -----------
                                                  5,845,100
             FOOD PROCESSING 3.5%
    35,000   Wm. Wrigley Jr., Co. ............    1,937,250
             HEALTH CARE-DIVERSIFIED 4.7%
    50,000   Johnson & Johnson................    2,613,000
             HEALTH CARE-DRUGS 9.1%
    40,000   Abbott Laboratories..............    1,506,000
    35,000   Merck & Co., Inc. ...............    1,772,400
    50,000   Pfizer, Inc. ....................    1,750,000
                                                -----------
                                                  5,028,400
             INSURANCE 5.4%
        45   Berkshire Hathaway, Inc.*........    3,006,000
             MANUFACTURING/ DIVERSIFIED 3.1%
    25,000   Illinois Tool Works, Inc. .......    1,707,500
             OFFICE EQUIPMENT & SUPPLIES 3.2%
    45,000   Pitney Bowes, Inc. ..............    1,787,400
             PERSONAL CARE 3.1%
    50,000   Gillette Co. ....................    1,693,500
             PUBLISHING-NEWSPAPERS 4.1%
    30,000   Gannett Co., Inc. ...............    2,277,000
             RESTAURANTS 3.1%
    60,000   McDonald's Corp. ................    1,707,000

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 4

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS, CONTINUED


SHARES OR
PRINCIPAL
  VALUE                                            VALUE
---------                                          -----
             RETAIL-GENERAL MERCHANDISE 4.0%
    40,000   Wal-Mart Stores, Inc. ...........  $ 2,200,400
                                                -----------
             Total Common Stocks (Cost
               $40,375,774)...................   53,168,700
                                                -----------
            COMMERCIAL PAPER 3.6%
             FINANCIAL SERVICES 3.6%
$2,005,000   Household Finance Corp.,
               1.97%, 7/1/02..................    2,005,000
                                                -----------
             Total Commercial Paper
               (Cost $2,005,000)..............    2,005,000
                                                -----------
                                                -----------


                                                     VALUE
                                                     -----
             Total Investments
               (Cost $42,380,774) (a)...   99.5%  $55,173,700
             Other assets in excess of
               liabilities..............    0.5%      258,593
                                          -----   -----------
             Total Net Assets...........  100.0%  $55,432,293
                                          =====   ===========

(*) non-income producing security

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

Unrealized appreciation.....    $15,552,480
Unrealized depreciation.....     (2,759,554)
                                -----------
Net unrealized
  appreciation..............    $12,792,926
                                ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              JUNE 30, 2002
                                                              -------------
ASSETS:
Investment in securities, at value (Cost $42,380,774).......   $55,173,700
Cash........................................................           133
Dividends and interest receivable...........................        59,879
Receivable for investments sold.............................       713,849
Prepaid expenses............................................        21,554
                                                               -----------
  Total assets..............................................    55,969,115
                                                               -----------
LIABILITIES:
Payable for investments purchased...........................       434,800
Investment advisory fee payable.............................        34,211
Accounting fee payable......................................           207
Transfer agent fee payable..................................        15,363
Accrued expenses payable....................................        52,241
                                                               -----------
  Total liabilities.........................................       536,822
                                                               -----------
NET ASSETS, applicable to 3,145,117 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........   $55,432,293
                                                               ===========
NET ASSETS:
Capital.....................................................    40,591,249
Accumulated net investment loss.............................       (38,845)
Accumulated net realized gains from investment
  transactions..............................................     2,086,963
Unrealized appreciation from investments....................    12,792,926
                                                               -----------
NET ASSETS..................................................   $55,432,293
                                                               ===========
NET ASSET VALUE, offering and redemption price
  per share ($55,432,293/3,145,117 shares)..................   $     17.62
                                                               ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 6

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2002
                                                                ----------------
INVESTMENT INCOME:
  Dividends.................................................      $   348,013
  Interest..................................................           24,415
                                                                  -----------
     Total investment income................................          372,428
                                                                  -----------
EXPENSES:
  Investment advisory.......................................          221,895
  Administration............................................           40,200
  Directors*................................................           45,481
  Transfer agent............................................           22,086
  Legal.....................................................           25,846
  Printing..................................................           21,757
  Insurance.................................................           11,498
  Audit.....................................................           14,487
  Custodian.................................................           10,566
  Registration..............................................           11,734
  Miscellaneous.............................................            3,284
                                                                  -----------
     Total expenses before voluntary fee reductions.........          428,834
     Expenses voluntarily reduced by Administrator..........          (10,614)
     Expenses reimbursed by Investment Adviser..............           (6,947)
                                                                  -----------
     Net expenses...........................................          411,273
                                                                  -----------
     Net investment loss....................................          (38,845)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions.............        2,086,963
Change in unrealized appreciation/depreciation from
  investments...............................................       (5,686,453)
                                                                  -----------
Net realized/unrealized losses from investments.............       (3,599,490)
                                                                  -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      $(3,638,335)
                                                                  ===========

* Director's meeting fees and retainers were $39,000 and out-of-pocket expenses were $6,481.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 SIX MONTHS       YEAR ENDED
                                                                   ENDED         DECEMBER 31,
                                                               JUNE 30, 2002         2001
                                                               -------------     ------------
                                                                (UNAUDITED)
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................    $   (38,845)     $   (80,751)
  Net realized gains from investments.......................      2,086,963        3,593,692
  Change in unrealized appreciation/depreciation from
     investments............................................     (5,686,453)      (6,011,720)
                                                                -----------      -----------
Change in net assets resulting from operations..............     (3,638,335)      (2,498,779)
                                                                -----------      -----------
Distributions to shareholders:
  Net realized gains from investment transactions...........             --       (3,512,941)
  Return of capital.........................................             --           (3,028)
                                                                -----------      -----------
Total distributions to shareholders.........................             --       (3,515,969)
                                                                -----------      -----------
Capital Transactions:
  Change in net assets from capital share transactions (See
     Note 3)................................................        436,718          854,316
                                                                -----------      -----------
Change in net assets........................................     (3,201,617)      (5,160,432)
NET ASSETS:
  Beginning of year.........................................     58,633,910       63,794,342
                                                                -----------      -----------
  End of period.............................................    $55,432,293      $58,633,910
                                                                ===========      ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 8

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                      SIX MONTHS
                                         ENDED                    YEAR ENDED DECEMBER 31,
                                       JUNE 30,      -------------------------------------------------
                                         2002         2001       2000       1999      1998      1997
                                      ----------      ----       ----       ----      ----      ----
                                      (UNAUDITED)
NET ASSET VALUE, beginning of
  year..............................   $  18.78      $ 20.74    $ 21.09    $ 21.49   $ 17.73   $ 14.60
                                       --------      -------    -------    -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)......      (0.01)       (0.03)        --(2)    0.01      0.01      0.07
  Net realized and unrealized gains
     (losses) from investments......      (1.15)       (0.74)      1.18       1.20      5.55      4.10
                                       --------      -------    -------    -------   -------   -------
     Total from operations..........      (1.16)       (0.77)      1.18       1.21      5.56      4.17
                                       --------      -------    -------    -------   -------   -------
DISTRIBUTIONS:
  From net investment income........         --           --         --      (0.01)    (0.01)    (0.07)
  From net realized gains on
     investments....................         --        (1.19)     (1.53)     (1.60)    (1.79)    (0.97)
  Return of capital.................         --(3)        --(3)      --         --        --        --
                                       --------      -------    -------    -------   -------   -------
     Total distributions............         --        (1.19)     (1.53)     (1.61)    (1.80)    (1.04)
                                       --------      -------    -------    -------   -------   -------
Net change in net asset value per
  share.............................      (1.16)       (1.96)     (0.35)     (0.40)     3.76      3.13
                                       --------      -------    -------    -------   -------   -------
NET ASSET VALUE, end of period......   $  17.62      $ 18.78    $ 20.74    $ 21.09   $ 21.49   $ 17.73
                                       ========      =======    =======    =======   =======   =======
Total return........................    (6.12)%(4)   (3.73)%      5.68%      5.79%    31.45%    28.88%
Ratio of net expenses to average net
  assets............................      1.39%(5)     1.44%      1.31%      1.24%     1.32%     1.41%
Ratio of net investment income
  (loss) to average net assets......    (0.13)%(5)   (0.14)%    (0.01)%      0.03%     0.02%     0.43%
Ratio of expenses to average net
  assets (1)........................      1.41%(5)     1.52%      1.43%      1.26%     1.39%     1.55%
Portfolio turnover rate.............        13%          13%        15%        22%       32%       23%
NET ASSETS, end of period (000's)...   $ 55,432      $58,634    $63,794    $67,655   $65,824   $49,267

--------------------------------------------------------------------------------
(1) During the period, certain fees were waived. If such fee waivers had not occurred, the ratio would have been as indicated.

(2) Net loss per share was less than $0.005.

(3) Distribution per share was less than $0.005.

(4) Not annualized.

(5) Annualized.

See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002
(UNAUDITED)

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company organized as a New York corporation. The Fund was incorporated under the laws of the State of New York on June 8, 1964. The investment objective of the Fund is to achieve long-term growth of capital for its shareholders.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at the discretion of the Fund's Board of Directors.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income, if any, are declared and paid annually. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President and Director of the Fund.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2002
(UNAUDITED)

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation resulted in a waiver of the Investment Adviser's fees totaling $6,947 for the six months ended June 30, 2002.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services, Ohio, a subsidiary of The BISYS Group, Inc., serves the Fund as Administrator and Transfer Agent (the "Administrator", the "Transfer Agent"). As compensation for its administrative services, the Fund pays the Administrator a minimum monthly fee plus out-of-pocket expenses. As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee plus out-of-pocket expenses. For the six months ended June 30, 2002, the Administrator voluntarily reduced its fee by $10,614.

NOTE 3--CAPITAL STOCK

At December 31, 2001, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 2002, and the year ended December 31, 2001, respectively, were as follows:

                                                                   SHARES             AMOUNT
                                                                   (000)              ($000)
                                                                ------------    ------------------
                                                                2002    2001     2002       2001
                                                                ----    ----     ----       ----
Shares sold.................................................    102       87    $ 1,944    $ 1,666
Shares issued in reinvestment of dividends..................     --      158         --      2,991
                                                                ---     ----    -------    -------
                                                                102      245      1,944      4,657
Shares redeemed.............................................    (79)    (199)    (1,507)    (3,803)
                                                                ---     ----    -------    -------
Net increase/(decrease).....................................     23       46    $   437    $   854
                                                                ===     ====    =======    =======

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the six months ended June 30, 2002, were $7,790,807 and $7,246,716 respectively.

--------------------------------------------------------------------------------

M.S.B. FUND, INC.
JUNE 30, 2002

SHAREHOLDERS VOTING RESULTS (UNAUDITED):

The annual Meeting of Shareholders of the M.S.B. Fund, Inc., was held on April 29, 2002, at which the shareholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of three directors to serve a term of office of three years each.

                                                                EXPIRATION OF TERM       FOR
                                                                ------------------    ---------
Harry P. Doherty............................................           2005           1,581,138
Joseph R. Ficalora..........................................           2005           1,581,146
Michael J. Gagliardi........................................           2005           1,581,076

In addition, Messrs. Timothy A. Dempsey, David F. Holland, David Freer, Jr., Joseph L. Mancino, William A. McKenna, Jr., and Rodger D. Shay continue as members of the Board of Directors.

B--Proposed Amendment to the Fundamental Policies of the Fund--The second proposal concerned the proposed amendment to the fundamental policies of the Fund to permit the Fund to invest in money market mutual funds. The results of the voting for the proposal were 1,523,251 for, 37,758 against, and 34,719 abstaining.

                               M.S.B. FUND, INC.

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002

    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002

This supplement describes a change of the Fund's independent public accountants. This supplement should be read in conjunction with the Prospectus and Statement of Additional Information of the Fund dated May 1, 2002, and should be retained for future reference.

Arthur Andersen LLP, Suite 2100, Huntington Center, 41 South High Street, Columbus, Ohio 43215, served as the independent auditors of the Fund for the fiscal years 1999-2001, and in that capacity audited the Fund's annual financial statements and prepared its tax returns. In January of 2002, the Board of Directors selected Arthur Andersen LLP as the Fund's independent auditors for the year 2002, subject to ratification of the selection by the shareholders of the Fund. In March, 2002, as a result of the destruction of documents relating to the audit of Enron Corp., Arthur Andersen LLP was indicted by the Department of Justice for alleged obstruction of justice. In light of the indictment and other events surrounding Arthur Andersen LLP, the Board of Directors determined that it would no longer be appropriate to retain Arthur Andersen LLP as the Fund's independent auditors for the year 2002, and, accordingly, on March 29, 2002, terminated the selection of Arthur Andersen LLP as the Fund's independent auditors for 2002.

None of the reports of Arthur Andersen LLP on the financial statements of the Fund for any of the fiscal years for which Arthur Andersen served as the Fund's independent auditors contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, during such fiscal years and the interim period between January 1, 2002, through March 29, 2002 (the date that the Board of Directors determined to terminate the selection of Arthur Andersen LLP as the Fund's independent auditors for the year 2002), there were no disagreements between the Fund and Arthur Andersen LLP with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. The decision to dismiss Arthur Andersen LLP as the Fund's independent auditors for the year 2002 was recommended to the Board of Directors by the Audit Committee and was approved by the Fund's Board of Directors.

The Audit Committee and the Board of Directors of the Fund interviewed three accounting firms to replace Arthur Andersen as the Fund's independent auditors for the fiscal year ending December 31, 2002. As permitted by the emergency rules and orders released by the Securities and Exchange Commission on March 18, 2002, and upon the recommendation of the Fund's Audit Committee, the Board of Directors, including a majority of those members of the Board of Directors who are not interested persons of the Fund, on July 18, 2002, selected Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio as the independent auditors of the Fund for the year ending December 31, 2002.

                 THE DATE OF THIS SUPPLEMENT IS JULY 22, 2002.

                               M.S.B. FUND, INC.

                      NOTICE OF PRIVACY POLICY & PRACTICES

     M.S.B. Fund, Inc. recognizes and respects the privacy expectations of our customers(1). We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Fund.

     We collect nonpublic personal information about our customers from the following sources:

     - Account Applications and other forms, which may include a customer's name, address, social security number and other personal information

     - Account History, including information about the transactions and balances in a customer's accounts; and

     - Correspondence, written, telephonic or electronic between a customer and the Fund or service providers to the Fund.

     We may disclose all of the information described above to certain third parties who are not affiliated with the Fund as permitted by law. For example, sharing of information with companies that maintain or service customer accounts for the Fund is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts. We may also share information with companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements.

     We maintain, and require service providers to the Fund to maintain policies designed to assure only appropriate access to, and use of, information about our customers. When information about our customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

     We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

---------------

1 For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Funds, but do not invest in M.S.B. Fund shares.

                                     M.S.B.
                                   FUND, INC.

OFFICERS

Joseph R. Ficalora
President
Michael J. Gagliardi
First Vice President

Edward E. Sammons, Jr.
Vice President and Secretary
Rodger D. Shay
Vice President and Assistant
  Secretary

Mark F. Trautman
Vice President
John J. McCabe
Vice President

Trent Statczar
Treasurer
Alaina V. Metz
Assistant Secretary

BOARD OF DIRECTORS

Timothy A. Dempsey
Harry P. Doherty
Joseph R. Ficalora
David Freer, Jr.
Michael J. Gagliardi
David F. Holland
Joseph L. Mancino
William A. McKenna, Jr.
Rodger D. Shay

                                  M.S.B.
                                FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, OH 45202

This report is submitted for the general information of shareholders of the M.S.B. Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Fund.
Read the prospectus carefully before investing or sending money.

                            [M.S.B. FUND, INC. LOGO]

                               SEMI-ANNUAL REPORT
                          .............................
                                 June 30, 2002